Summary of Significant Accounting Policies - Schedule of Capitalized and Debt Portion of AFUDC (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Public Utilities, Allowance for Funds Used During Construction, Net Increase [Abstract]
Debt portion	$ 1,666	$ 1,175	$ 1,666
Equity portion	2,296	2,289	3,008
AFUDC capitalized as part of utility plant	$ 3,962	$ 3,464	$ 4,674
AFUDC rate	5.95%	7.35%	7.32%